EXHIBIT 4.1
                                                                  -----------

          COMMON STOCK

Number                                                    Shares **Zero (0)**
DX  *---* [Graphic Omitted]  CARRINGTON LABORATORIES, INC.
                             INCORPORATED UNDER THE LAWS
                             OF THE STATE OF TEXAS

                                                            CUSIP 144525 10 2
                                                              SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

           THIS CERTIFIES THAT     *** Specimen ***


           IS THE OWNER OF          *** Zero (0) ***


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($0.01)
           EACH OF THE COMMON STOCK OF CARRINGTON LABORATORIES, INC. transferable on the books of the corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate, and the shares represented hereby, are issued under and shall be subject to all of the provisions of the Articles of Incorporation of the corporation and any amendments thereto, copies of which are on file with the corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      IN WITNESS WHEREOF, the said corporation has caused the facsimile signatures of its duly authorized officers and the facsimile seal of the corporation to be hereunto affixed

 Dated:  *** Date ***


 /s/ Robert W. Schnitzius             [Seal]            /s/ Carlton E. Turner
                Secretary                                   President and CEO



 [Vertical side bar data:]            Countersigned and Registered:
                                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                               Transfer Agent
                                                                and Registrar
                                      By _____________________
                                                         Authorized Signature

                        CARRINGTON LABORATORIES, INC.

 THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS CONTAIN A FULL STATEMENT OF (i) ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION, (ii) THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES OF EACH SERIES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION IN SERIES, TO THE EXTENT THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES, AND (iii) THE DENIAL OF PREEMPTIVE RIGHTS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR ITS REGISTERED OFFICE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common         UNIF GIFT MIN ACT - ___ Custodian ___
 TEN ENT - as tenants by the entireties                   (Cust)       (Minor)
 JT TEN  - as joint tenants with right                 under Uniform Gifts to
           of survivorship and not as                  Minors  Act __________
           tenants in common                                           (State)


   Additional abbreviations may also be used though not in the above list.

    For value received, ____________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASIGNEE
 --------------------------------------
 |                                    |
 --------------------------------------

 ----------------------------------------------------------------------------
      Please print or typewrite name and address including postal zip code of assignee

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 _____________________________________________________________________ Shares

 of the  capital  stock  represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________

 ____________________________________________________________________________

 Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.cate,

 Dated, _____________

                         --------------------------

 THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AMENDED AND RESTATED RIGHTS AGREEMENT (THE "RIGHTS AGREEMENT") DATED AS OF OCTOBER 15, 2001, AS IT MAY BE AMENDED FROM TIME TO TIME, BETWEEN CARRINGTON LABORATORIES, INC. AND AMERICAN STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF CARRINGTON LABORATORIES, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDECED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. CARRINGTON LABORATORIES, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.


 [Vertical side bar data:]

 NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.